Exhibit 10.43

March 13, 2023

The Greenbrier Companies, Inc.

One Centerpointe Drive, Suite 200

Lake Oswego, OR 97035

Re: Fourth Amended and Restated Credit Agreement (as amended or modified from time to time, the “Credit Agreement”), dated as of September 26, 2018, among The Greenbrier Companies, Inc., an Oregon corporation (the “Borrower”), the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”)

Ladies and Gentlemen:

Reference is hereby made to the Credit Agreement described above. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

The parties hereto hereby agree to amend the Credit Agreement as follows:

(i) the “and” at the end of Section 7.04(c) of the Credit Agreement is deleted,

(ii) the “.” at the end of Section 7.04(d) of the Credit Agreement is deleted and replaced with “; and”

and

(iii) a new subsection (e) is added to Section 7.04 of the Credit Agreement to read as follows: “(e) the Borrower and its Subsidiaries may consummate Dispositions permitted by Section 7.05 (other than by reference to Sections 7.05(e) and 7.05(n)).”

This letter is a Loan Document. This letter may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This letter may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same letter.

[Signature pages follow.]

This letter shall be governed by, and construed in accordance with, the law of the State of New York.

Very truly yours,

bank of america, n.a.,

as Administrative Agent

By: /s Liliana Claar

Name: Liliana Claar

Title: Vice President

THE GREENBRIER COMPANIES, INC.

FOURTH AMENDMENT

LENDERS:	BANK OF AMERICA, N.A. By: /s Michael Snook Name: Michael Snook Title: Senior Vice President MUFG UNION BANK, N.A. By: /s Stephen Sloan Name: Stephen Sloan Title: Director
FIFTH THIRD BANK, NATIONAL ASSOCIATION By: /s Carson M. Korn Name: Carson M. Korn Title: Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s Jim Teichman Name: Jim Teichman Title: Senior Vice Presiden

BANK OF THE WEST By: /s Gisel Hillner Name: Gisel Hillner Title: Director

CRÉDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH By: /s Adrienne Molloy Name: Adrienne Molloy Title: Managing Director By: /s Andrew McKuin Name: Andrew McKuin Title: Managing Director

THE GREENBRIER COMPANIES, INC.

FOURTH AMENDMENT

WASHINGTON FEDERAL, N.A. By: /s Jim Kennedy Name: Jim Kennedy Title: Vice President/Senior Relationship Manager

CITIZENS BANK, N.A. By: /s Janet Lee Name: Janet Lee Title: Managing Director

REGIONS BANK By: /s Holli Balzer Name: Holli Balzer Title: Director

HSBC BANK USA, NATIONAL ASSOCIATION By: Name: Title:

GOLDMAN SACHS LENDING PARTNERS LLC By: Name: Title:

COLUMBIA STATE BANK By: /s Matt Hrdlicka Name: Matt Hrdlicka Title: Vice President

CATHAY BANK By: /s James Campbell Name: James Campbell Title: First Vice President

THE GREENBRIER COMPANIES, INC.

FOURTH AMENDMENT

HSBC BANK USA, NATIONAL ASSOCIATION By: /s Mike Mitchell Name: Mike Mitchell Title: Vice President

THE GREENBRIER COMPANIES, INC.

FOURTH AMENDMENT

GOLDMAN SACHS LENDING PARTNERS LLC By: /s Keshia Leday Name: Keshia Leday Title: Authorized Signatory

THE GREENBRIER COMPANIES, INC.

FOURTH AMENDMENT

Accepted and Agreed to:

BORROWER: THE GREENBRIER COMPANIES, INC.,

By: /s Justin M. Roberts

Name: Justin M. Roberts

Title: Vice President, Corporate Finance and Treasurer

GUARANTORS: ARI COMPONENT VENTURE LLC
GREENBRIER-CONCARRIL, LLC

GREENBRIER LEASING COMPANY LLC

GREENBRIER RAILCAR LEASING, INC.

GUNDERSON LLC

GUNDERSON MARINE LLC

GUNDERSON RAIL SERVICES LLC

GREENBRIER CENTRAL, LLC

MERIDIAN RAIL ACQUISITION CORP.

MERIDIAN RAIL HOLDINGS CORP.

SOUTHWEST STEEL CASTING COMPANY, LLC

SOUTHWEST STEEL PROPERTY LLC

By: /s Justin M. Roberts

Name: Justin M. Roberts

Title: Vice President and Treasurer

GREENBRIER MANAGEMENT SERVICES, LLC

By: GREENBRIER LEASING COMPANY LLC

Its: Sole Member

By: /s Justin M. Roberts

Name: Justin M. Roberts

Title: Vice President and Treasurer

GUNDERSON SPECIALTY PRODUCTS, LLC

By: GUNDERSON LLC

Its: Sole Member

By: /s Justin M Roberts

Name: Justin M. Roberts

Title: Vice President and Treasurer

THE GREENBRIER COMPANIES, INC.

FOURTH AMENDMENT